UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2016

SOUTHWEST GAS CORPORATION

(Exact name of registrant as specified in its charter)

California	1-7850	88-0085720
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada	89193-8510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 13, 2015, Southwest Gas Corporation, a California corporation (the “Company”), announced that its board of directors had authorized management to evaluate pursuing a series of reorganization transactions (the “Reorganization”). In connection with the Reorganization plans, a new holding company, Southwest Gas Holdings, Inc., a California corporation (“SWG Holdings,” and, together with its subsidiaries, “Southwest”), was created, and following the Reorganization, the Company became a wholly owned subsidiary of SWG Holdings, and the former shareholders of the Company are now shareholders of SWG Holdings. This Current Report on Form 8-K is being filed, in part, because the registered indebtedness of the Company outstanding prior to the Reorganization remain obligations of the Company.

Item 1.01. Entry into a Material Definitive Agreement.

On January 1, 2017, SWG Holdings implemented a holding company reorganization pursuant to a Plan of Reorganization (the “Plan of Reorganization”), dated as of December 28, 2016, by and among SWG Holdings, the Company, Southwest Reorganization Co., a California corporation and a wholly owned subsidiary of SWG Holdings (“Merger Sub”) and Southwest Gas Utility Group, Inc., a California corporation and a wholly owned subsidiary of SWG Holdings (“Utility Group”), which resulted in SWG Holdings owning all of the outstanding capital stock of the Company. Pursuant to the Plan of Reorganization, and the related Agreement and Plan of Merger, dated December 28, 2016, by and among SWG Holdings, the Company and Merger Sub (the “Merger Agreement”), effective January 1, 2017, Merger Sub, a direct, wholly owned subsidiary of SWG Holdings and an indirect, wholly owned subsidiary of the Company, merged with and into the Company, with the Company surviving as a direct, wholly owned subsidiary of SWG Holdings (the “Merger”). Each share of common stock of the Company, par value $1.00 per share (“Company Common Stock”), issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of common stock of SWG Holdings, par value $1.00 per share (“SWG Holdings Common Stock”). Accordingly, upon consummation of the Merger, the Company’s shareholders immediately prior to the consummation of the Merger became shareholders of SWG Holdings. The shareholders of the Company will not recognize gain or loss for U.S. federal income tax purposes upon conversion of their shares in the Merger.

The Merger was conducted pursuant to Section 1201(b) of the California Corporations Code, under which the Plan of Reorganization and the Merger Agreement were not required to be approved by the shareholders of the Company. Each share of SWG Holdings Common Stock will have the same designations, rights, powers and preferences and the same qualifications, limitations and restrictions as shares of Company Common Stock prior to the Reorganization. SWG Holdings’ directors and executive officers are the same as the directors and executive officers of the Company immediately prior to the consummation of the Merger. Immediately after the consummation of the Merger, SWG Holdings has, on a consolidated basis, the same assets, businesses and operations as the Company had immediately prior to the consummation of the Merger.

The conversion of shares in the Merger occurred automatically without an exchange of stock certificates. After the Merger, stock certificates that previously represented shares of Company Common Stock now represent the same number of shares of SWG Holdings Common Stock. Following the consummation of the Merger, shares of SWG Holdings Common Stock continue to trade on the New York Stock Exchange (“NYSE”) on an uninterrupted basis under the symbol “SWX” and with the same CUSIP number (#844895102).

As a component of the Reorganization, on January 3, 2017, pursuant to the Plan of Reorganization, the Company converted into a California limited liability company, Southwest Gas, LLC, with SWG

Holdings as its sole member and managing member, and immediately thereafter distributed all of the issued and outstanding capital stock of its subsidiary, Carson Water Company, a Nevada corporation that holds Southwest’s construction segment (“Carson Water”), to SWG Holdings. Carson Water owns Southwest’s 96.6% interest in Centuri Construction Group Inc., a full-service natural gas piping contractor that provides industrial construction services through a family of businesses, and is the subsidiary through which Southwest operates its construction services segment. As a result of the distribution, Carson Water became a direct, wholly owned subsidiary of SWG Holdings, and the Company no longer holds the assets related to Southwest’s construction segment. Following this distribution, in accordance with the Plan of Reorganization, SWG Holdings immediately contributed its membership interests in Southwest Gas, LLC to Utility Group, thereby establishing Utility Group as the sole member and managing member of Southwest Gas, LLC, an indirect, wholly owned subsidiary of SWG Holdings. Finally, Southwest Gas, LLC has filed a statement of conversion back into a corporation under its original name, Southwest Gas Corporation (all the foregoing transactions, collectively the “Segment Restructuring”).

In connection with the Merger, SWG Holdings assumed the Company’s obligation to issue securities under the Management Incentive Plan and the 2006 Restricted Stock/Unit Plan, in each case together with all related notices and agreements, and in each case as amended from time to time (each, an “Assumed Plan” and, collectively, the “Assumed Plans”). Accordingly, SWG Holdings became a sponsor of the Assumed Plans, and each award under an Assumed Plan outstanding immediately prior to the Merger that was eligible to be paid or settled in Company Common Stock will, to the extent such award meets all the applicable requirements for payment or settlement under the applicable Assumed Plan, instead be paid or settled, as applicable, in SWG Holdings Common Stock, and, with respect to each such award, all references to “Company” in the applicable Assumed Plan, and in any agreement evidencing such award, if any, will refer to SWG Holdings. In addition, the same number of shares of SWG Holdings Common Stock has been reserved for purposes of the Assumed Plans and is equal to the number of shares of Company Common Stock reserved as of the Merger. In addition, in connection with the Reorganization, shares of the Company held and issuable under the Company’s Employees’ Investment Plan (the “Employees’ Investment Plan”) automatically converted into shares of SWG Holdings, and SWG Holdings is becoming a party to the Change in Control Agreements between the Company and each of the officers of the Company who is a party to such an agreement as of the effective time of the Merger (each, a “Change in Control Agreement” and, collectively, the “Change in Control Agreements”). Named executive officers and other officers participate in the Assumed Plans and the Change in Control Agreements. In accordance with Rule 414 under the Securities Act, SWG Holdings will file post-effective amendments to the related registration statements on Form S-8 of the Company (File Nos. 333-200835, 333-185354, 333-168731, 333-155581, 333-215145 and 333-215150) (collectively, the “Form S-8 Registration Statements”) to adopt the Form S-8 Registration Statements pursuant to Rule 414.

The foregoing description of the Plan of Reorganization, the Merger Agreement, the Management Incentive Plan, the 2006 Restricted Stock/Unit Plan, the Employees’ Investment Plan and the Change in Control Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the foregoing documents, which are filed as Exhibit 2.1, Exhibit 2.2, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 (form of), respectively, and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. As previously noted, in connection with the Segment Restructuring, the Company has disposed of its subsidiary, Carson Water, and its associated construction segment.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 3, 2017, shares of SWG Holdings Common Stock commenced trading on the NYSE under the symbol “SWX.” The Company also requested that the NYSE file with the U.S. Securities and Exchange Commission (the “SEC”) a notification on Form 25 to remove the Company Common Stock from listing on the NYSE and from registration under Section 12(b) of the Exchange Act. In addition, the Company filed with the SEC a certificate on Form 15 requesting that the Company’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of New SWG to the Exchange Act Section 12(b) registration and ongoing reporting obligations of the Company with respect to other registered securities of the Company).

Item 3.03. Material Modification of Rights of Securityholders

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As previously noted, upon consummation of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of SWG Holdings Common Stock having the same designations, rights, powers and preferences and the same qualifications, limitations and restrictions as the corresponding share of Company Common Stock that was converted.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In addition, in connection with the Reorganization, the Company amended the Assumed Plans, the Change in Control Agreements, the Supplemental Executive Retirement Plan (amended and restated effective January 1, 2005), the Executive Deferral Plan (effective January 1, 2005, and amended and restated effective March 1, 2008), the Executive Deferral Plan (effective March 1, 1986, and amended and restated effective January 1, 2009), and the Amended and Restated Trust Agreement with Wachovia Bank, National Association (each, a “Compensatory Arrangement” and, collectively, the “Compensatory Arrangements”), to clarify that any transaction immediately after which more than fifty percent (50%) of the outstanding voting securities of the Company (or the surviving or resulting entity immediately after such transaction) is, or will be, owned, directly or indirectly, by shareholders of the Company or an affiliate of the Company who own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities of the Company, determined immediately before such transaction, will not constitute a “Change in Control” or term of like import. The Company also amended, in connection with the Reorganization, the Compensatory Arrangements (other than the Assumed Plans) to provide that the definition of “Change in Control” under the Compensatory Arrangements (other than the Assumed Plans) will, in addition to the enumerated events involving the Company, the Company Common Stock or the Board, include such events with respect to SWG Holdings. In addition, in connection with the Reorganization, the Company amended the Assumed Plans to provide that, following the assumption of the applicable Assumed Plan by SWG Holdings in the Merger, with respect to each award thereunder, any transaction (a) involving a subsidiary of SWG Holdings, (b) to which the holder of such award is then providing services, and (c) immediately after which the shareholders of SWG Holdings who own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities of SWG Holdings, determined immediately prior to such transaction, do not own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities of such subsidiary (or the surviving or resulting entity immediately after such transaction), will constitute a “Change in Control Event”. Named executive officers and other officers participate in the Compensatory Arrangements. With respect to each Change in Control Agreement and the Amended and Restated Trust Agreement with Wachovia Bank, National Association (the “Rabbi Trust”), the foregoing amendments are subject to, and effective upon, agreement to such amendments by the service provider party to such Change in Control Agreement and the Trustee party to the Rabbi Trust, as applicable.

Item 8.01. Other Events.

On January 3, 2017, SWG Holdings and the Company issued a press release relating to the completion of the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Unaudited pro forma financial information of Southwest Gas Corporation to give effect to the Reorganization is included in Exhibit 99.2 attached hereto and is incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

2.1	Plan of Reorganization, dated December 28, 2016, by and among Southwest Gas Corporation, Southwest Reorganization Co., Southwest Gas Holdings, Inc. and Southwest Gas Utility Group, Inc.

2.2	Agreement and Plan of Merger, dated December 28, 2016, by and among Southwest Gas Corporation, Southwest Reorganization Co., and Southwest Gas Holdings, Inc.

10.1*	Southwest Gas Corporation Management Incentive Plan, amended and restated. Incorporated herein by reference to Appendix A to the Proxy Statement dated March 26, 2014, File No. 1–07850.

10.2*	Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended and restated. Incorporated herein by reference to Appendix A to the Proxy Statement dated March 31, 2016, File No. 1-07850.

10.3*	Southwest Gas Corporation Employees’ Investment Plan, as amended and restated. Incorporated herein by reference to Exhibit 4.1 to the Form S-8 filed on December 16, 2016.

10.4*	Form of Change in Control Agreement with Company Officers. Incorporated herein by reference to Exhibit 10.1 to Form 8-K dated November 14, 2013, File No. 1-07850.

99.1	Press Release dated January 3, 2017.

99.2	Unaudited pro forma condensed financial information.

*	Management Contracts or Compensation Plans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: January 4, 2017	/s/ Gregory J. Peterson
Gregory J. Peterson
Vice President/Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Plan of Reorganization, dated December 28, 2016, by and among Southwest Gas Corporation, Southwest Reorganization Co., Southwest Gas Holdings, Inc. and Southwest Gas Utility Group, Inc.

2.2	Agreement and Plan of Merger, dated December 28, 2016, by and among Southwest Gas Corporation, Southwest Reorganization Co., and Southwest Gas Holdings, Inc.

10.1*	Southwest Gas Corporation Management Incentive Plan, amended and restated. Incorporated herein by reference to Appendix A to the Proxy Statement dated March 26, 2014, File No. 1–07850.

10.2*	Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended and restated. Incorporated herein by reference to Appendix A to the Proxy Statement dated March 31, 2016, File No. 1-07850.

10.3*	Southwest Gas Corporation Employees’ Investment Plan, as amended and restated. Incorporated herein by reference to Exhibit 4.1 to the Form S-8 filed on December 16, 2016.

10.4*	Form of Change in Control Agreement with Company Officers. Incorporated herein by reference to Exhibit 10.1 to Form 8-K dated November 14, 2013, File No. 1-07850.

99.1	Press Release dated January 3, 2017.

99.2	Unaudited pro forma condensed financial information.

*	Management Contracts or Compensation Plans